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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 16, 2004


                       Allegheny Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12001                 25-1792394
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


         1000 Six PPG Place, Pittsburgh, Pennsylvania              15222-5479
    ------------------------------------------------------         ----------
            (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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         This amends and restates in its entirety the Report on Form 8-K filed on February 17, 2004.

Item 5.  Other Events

         On February 16, 2004, Jewel Acquisition LLC ("Jewel") and Allegheny Ludlum Corporation, wholly owned subsidiaries of Allegheny Technologies Incorporated, entered into an Asset Purchase Agreement with J&L Specialty Steel, LLC ("J&L") and Arcelor S.A. pursuant to which, subject to the satisfaction of certain conditions, Jewel has agreed to acquire substantially all of the assets of J&L. A copy of the press release announcing the transaction is filed as
Exhibit 99.1, and a copy of the Asset Purchase Agreement is filed as Exhibit
99.2 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1     Press release dated February 17, 2004.

                  Exhibit 99.2 Asset Purchase Agreement, dated February 16, 2004, by and among J&L Specialty Steel, LLC, Arcelor S.A., Jewel Acquisition LLC and Allegheny Ludlum Corporation



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALLEGHENY TECHNOLOGIES INCORPORATED



                                        By: /s/ Jon D. Walton
                                            -----------------------------------
                                            Jon D. Walton
                                            Executive Vice President-Human
                                            Resources, Chief Legal and
                                            Compliance Officer, General Counsel
                                            and Corporate Secretary


Dated:  February 17, 2004


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